UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2025

ATHENE HOLDING LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37963	98-0630022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

7700 Mills Civic Pkwy

West Des Moines, Iowa 50266

(Address of principal executive offices and zip code)

1 (515) 342-4678

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Depositary Shares, each representing a 1/1000th interest in a share of 6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series A	ATHPrA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.625% Fixed Perpetual Non-Cumulative Preferred Stock, Series B	ATHPrB	New York Stock Exchange
Depositary Shares, Each Representing a 1/1,000th interest in a share of 6.375% Fixed-Rate Reset Perpetual Non-Cumulative Preferred Stock, Series C	ATHPrC	New York Stock Exchange
Depositary Shares, Each Representing a 1/1,000th interest in a share of 4.875% Fixed-Rate Perpetual Non-Cumulative Preferred Stock, Series D	ATHPrD	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 7.750% Fixed-Rate Reset Perpetual Non-Cumulative Preferred Stock, Series E	ATHPrE	New York Stock Exchange
7.250% Fixed-Rate Reset Junior Subordinated Debentures Due 2064	ATHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 8.01 below is incorporated by reference herein.

Item 8.01	Other Events.

On May 14, 2025, Athene Holding Ltd. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company and Morgan Stanley & Co. LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale by the Company of $1,000,000,000 aggregate principal amount of its 6.625% Senior Notes due 2055 (the “Notes”). The Notes were issued on May 19, 2025 pursuant to an Indenture, dated as of January 12, 2018, by and between the Company (as successor to Athene Holding Ltd., a Bermuda exempted company) and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (the “Trustee”) (as amended by the Eighth Supplemental Indenture, dated December 31, 2023, between the Company and the Trustee, the “Base Indenture”), as supplemented by the Tenth Supplemental Indenture, dated as of May 19, 2025, by and between the Company and the Trustee (the “Supplemental Indenture”).

The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-276340), previously filed by the Company with the Securities and Exchange Commission under the Act (the “Registration Statement”). The foregoing description of the Notes and related agreements is qualified in its entirety by the terms of the Underwriting Agreement, the Base Indenture and the Supplemental Indenture (including the forms of the Notes). The Underwriting Agreement, the Base Indenture and the Supplemental Indenture (including the forms of the Notes) are filed as Exhibits 1.1, 4.1, 4.2 and 4.3 hereto, and are incorporated by reference herein. An opinion regarding the legality of the Notes is also filed as Exhibit 5.1, and is incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 14, 2025, by and among Athene Holding Ltd. and Morgan Stanley & Co. LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein

4.1	Indenture for Debt Securities by and between Athene Holding Ltd. (as successor to Athene Holding Ltd., a Bermuda exempted company) and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.5 to the Form S-3 filed on January 3, 2018)

4.2	Eighth Supplemental Indenture, dated December 31, 2023, by and between Athene Holding Ltd. (as successor to Athene Holding Ltd., a Bermuda exempted company), and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Form 8-K filed on January 2, 2024)

4.3	Tenth Supplemental Indenture, dated May 19, 2025, by and between Athene Holding Ltd. and U.S. Bank Trust Company, National Association, as trustee

4.4	Form of 6.625% Senior Notes due 2055 (included in Exhibit 4.3)

5.1	Opinion of Sidley Austin LLP

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATHENE HOLDING LTD.

Date: May 19, 2025	By:	/s/ Louis-Jacques Tanguy
Louis-Jacques Tanguy
Executive Vice President and Chief Financial Officer

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